Policy Liabilities	12 Months Ended
Dec. 31, 2011
Policy Liabilities [Abstract]
Policy Liabilities
Note 4:	Policy Liabilities

Various assumptions used to determine the future policy benefit reserves of life insurance include the following:  a) valuation interest rates from 4% to 9% per year; b) mortality assumptions are from the 1955 to 1960, 1965 to 1970, 1975 to 1980 and 2001 Select and Ultimate mortality tables; and c) withdrawals are based primarily on actual historical termination rates.

The following table presents information on changes in the liability for life, accident and health and property policy and contract claims for the years ended December 31, 2011, 2010 and 2009.

	For the Years Ended December 31,
	2011	2010	2009
	(In thousands)

Policy claims payable at January 1	$10,540	10,222	9,318
Less: reinsurance recoverable	1,188	2,455	2,706
Net balance at January 1	9,352	7,767	6,612
Acquisition of ICIC, gross and net	-	-	6
Add claims incurred, related to:
Current year	24,996	26,043	25,077
Prior years	(1,565)	(1,187)	(556)
	23,431	24,856	24,521
Deduct claims paid, related to:
Current year	18,004	18,072	18,386
Prior years	5,930	5,199	4,986
	23,934	23,271	23,372
Net balance December 31	8,849	9,352	7,767
Plus: reinsurance recoverable	1,171	1,188	2,455
Policy claims payable, December 31	$10,020	10,540	10,222

The Company experienced favorable development related to SPLIC of $1.4 million in 2011.  We have performed a review and have refined our incurred but not reported calculation.  This method is anticipated to provide us with a more refined view of the claims development process.

The favorable development in 2010 of $1,187,000 was primarily related to the release of higher claim reserves and longer claim lags indicated following Hurricane's Katrina and Rita and the relocation of insured lives.  The claims related to these events have stabilized and the higher claim reserves are no longer deemed necessary.